                                                                EXHIBIT 10(g)


                             SECOND AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT


   THIS SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT ("Amendment") is made as of August 15, 1994, among FRI-M Corp., a Delaware corporation (the "Borrower"), Family Restaurants, Inc., a Delaware corporation ("FRI"), each of the Subsidiary Guarantors, each of the banks identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks"), Credit Lyonnais New York Branch, as Agent, Collateral Agent, Issuing Bank and Swing Line Bank.


                             W I T N E S S E T H

   WHEREAS, the Borrower, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank entered into the Revolving Credit Agreement, dated as of January 27, 1994, as amended by the First Amendment to the Revolving Credit Agreement, dated April 15, 1994 (the "Credit Agreement"); and

   WHEREAS, the signatories hereto desire to amend the Credit Agreement as set forth herein.

   NOW, THEREFORE, in consideration of the premises and of the covenants and agreements contained herein and in the Credit Agreement, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

   1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

   2. Section 8.02(b) of the Credit Agreement is amended to read in its entirety as follows:

     (b) Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, or permit any Subsidiary so to do, except (i) Indebtedness to the Agent and the Banks hereunder and under the other Credit Documents, (ii) Indebtedness of the Borrower and any Subsidiary secured by Permitted





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   Encumbrances, (iii) Indebtedness existing as of the date hereof and specified on Schedule 8.02(b) hereto, (iv) Indebtedness relating to the New Notes and any refinancings by FRI of the New Notes, provided (A) the principal amount of such Indebtedness being refinanced shall not exceed the sum of (I) the principal amount of the New Notes outstanding immediately prior to such refinancing and accrued but unpaid interest thereon plus (II) customary fees and expenses incurred in connection with such refinancing,
   (B) the interest rate borne by any such Indebtedness resulting from a refinancing of the New Notes shall not exceed the rate of interest borne by the New Notes (unless such Indebtedness provides for the payment of interest in the form of additional Indebtedness and not in cash ("PIK Debt") and the maturity of such Indebtedness occurs on a date that is subsequent to the Termination Date) and (C) the maturity of any such refinanced Indebtedness shall not occur sooner than the maturity of the New Notes (unless such Indebtedness is PIK Debt resulting from a refinancing of the New Notes, in which case the Maturity must occur on a date that is subsequent to the Termination Date), (v) other Indebtedness not exceeding $10,000,000 in principal amount in the aggregate at any time outstanding, (vi) Indebtedness which is entered into to finance or refinance the purchase price or construction of assets; provided, however, that, in each case, (A) any such Indebtedness shall not be secured by any assets other than the assets being financed or refinanced and (B) in the case of a refinancing of the New Notes, the principal amount of such Indebtedness shall not exceed the sum of
   (I) the principal amount of the Indebtedness being refinanced and accrued but unpaid interest thereon plus (II) customary fees and expenses incurred in connection with such refinancing (vii) Indebtedness incurred by FRI, provided that such Indebtedness is unsecured, without cash payments due prior to maturity, subordinated to the Guaranty of FRI set forth in Article X hereof, matures on a date that is not less than one year after the Termination Date and provided further that FRI is Solvent after giving effect to the issuance of such Indebtedness and (viii) Indebtedness in an aggregate principal amount at any time outstanding not exceeding the price at which the Borrower repurchases the Marriott Notes plus customary fees and expenses incurred in connection with such repurchase and the issuance of such Indebtedness, provided (A) the final maturity of any such Indebtedness





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  shall occur on a date that is subsequent to the Termination Date, (B) any such Indebtedness shall amortize at a rate which does not exceed the scheduled rate of amortization for the Marriott Notes if the Marriott Notes had remained outstanding and (C) any such Indebtedness shall not be secured with any collateral which did not secure the Marriott Notes.

  3. Section 8.02(f) of the Credit Agreement is amended to read in its entirety as follows:

      (f)  Loans and Investments.  Purchase or acquire the obligations or stock of, or any other interest in, or make loans, advances or capital contributions to, or form any joint ventures or partnerships with, any Person, or permit any Subsidiary so to do, except (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America with a maturity not exceeding one year, (ii) certificates of deposit, time deposits, banker's acceptances or other instruments of a bank having a combined capital and surplus of not less than $500,000,000 with a maturity not exceeding one year, (iii) commercial paper rated at least A-1 or P-1 maturing within one year after the date of acquisition thereof; (iv) money market accounts maintained at a bank having combined capital and surplus of not less than $500,000,000 or at another
  financial institution satisfactory to the Agent; and      (v) obligations
  representing loans and advances permitted by this Section 8.02(f). Notwithstanding the foregoing:

       (A)  FRI, the Borrower and each Subsidiary may make loans and advances
     (I) to officers and employees in connection with the purchase of FRI common stock in accordance with the Acquisition Agreement in an aggregate amount not to exceed $3,500,000, whether or not such purchases are consummated on or subsequent to the date hereof, (II) to officers and employees in the ordinary course of business in an aggregate amount at any one time outstanding not to exceed $2,000,000, (III) to the Borrower and the Subsidiaries




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     and (IV) to the entities listed on Schedule 8.02(f).

       (B) the Borrower may make loans and advances to FRI (I) for each fiscal year, equal to an amount, which taken together with any dividend, if any, paid to FRI by the Borrower pursuant to Section 8.02(g)(A)(I), is not in excess of the federal and state income taxes payable by FRI and the Subsidiaries (determined on a consolidated basis) for such year, plus (II) in each fiscal year an aggregate amount which, taken together with any dividend, if any, paid to FRI by the Borrower pursuant to Section 8.02(g)(A)(II), equals $15,000,000, provided all of such amount is applied only to general corporate, operating and administrative expenses incurred in the normal course of business, plus (III) so long as there has not occurred and is continuing, and so long as after giving effect to such loan or advance there shall not occur, an Event of Default, amounts, which taken together with any dividend, if any, paid to FRI by the Borrower pursuant to Section 8.02(g)(A)(III), are required from time to time by FRI in order to make regular interest payments on the New Notes (or any permitted refinancings thereof) and principal and interest payments on the Marriott Notes (or any permitted refinancings thereof), provided such loans and advances are made as and when such interest payments are required to be paid in accordance with the terms of the New Notes (or any permitted refinancings thereof) and as and when such principal and interest payments are required to be paid in accordance with the terms of the Marriott Notes (or any permitted refinancings thereof).

       (C) FRI, the Borrower and each Subsidiary may purchase or acquire the stock of, or make capital contributions to, Wholly-owned Subsidiaries of the Borrower and the Borrower or any of its Subsidiaries may acquire common stock of FRI that is used as consideration in the Chi-Chi's Acquisition.



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       (D)  FRI, the Borrower and each Subsidiary may (I) hold negotiable instruments for collection, (II) make advances in connection with purchases in the ordinary course of business, (III) make required deposits in connection with leases and otherwise in the ordinary course of business, (IV) make Capital Investments permitted by Section 8.03(b), and
     (V) create or invest in new subsidiaries, partnerships or joint ventures permitted by Section 8.02(i). The Borrower agrees to maintain and provide to the Agent, on a quarterly basis, a summary accounting of all such loans and advances in a manner that is consistent with its general ledger bookkeeping practices.

       (E) FRI, the Borrower and each Subsidiary may purchase, acquire, cancel or otherwise retire for value shares of capital stock of FRI or the Borrower, options on any such shares or related stock appreciation rights or similar securities held by directors, officers, employees or former directors, officers, employees or consultants (or their estates or beneficiaries under their estates) that were issued pursuant to any Stock Based Plan, upon death, disability, retirement, termination or pursuant to the terms of such Stock Based Plan; provided, however, that the consideration paid for such purchases, acquisitions, cancellations or retirements shall not exceed $2.5 million in any fiscal year.

       (F) FRI or FRI-M may repurchase the Marriott Notes, provided that the Marriott Notes are purchased at a price no greater than 90% of the principle amount of such Marriott Notes.

     In accordance with clause (B)(III) of this Section 8.02(f), the Borrower and the Subsidiaries may issue notes to FRI or the Borrower providing for the payment of interest and principal to the extent permitted by such clause; provided, however, that such notes shall be expressly subordinated to the Notes, the Reimbursement




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   Obligations, the Swing Line Advances and any other amounts payable to the Agent, the Collateral Agent and the Banks hereunder and under any other Credit Document.

   4. Section 8.02(j) of the Credit Agreement is amended to read in its entirety as follows:

     (j) Related Agreements. Amend, modify or waive, or permit to be amended, modified or waived, any provision of the New Notes or any Indebtedness incurred pursuant to Section 8.02(b)(viii) in a manner materially adverse to the Borrower unless, within not less than 30 days prior to such amendment, modification or waiver, FRI and the Borrower shall have given the Agent notice thereof, including all relevant terms and conditions thereof, and the Agent shall have consented in writing thereto which consent shall not be unreasonably withheld.

   5. The Parties hereto agree and acknowledge that within 30 days of the date hereof, the Agent shall have received evidence satisfactory to the Agent that the Marriott Notes have been repurchased. If the Agent has not received such evidence within 30 days of the date hereof, this Amendment shall be null and void and this Amendment shall have no further force or effect.

   6. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

   7. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. When counterparts of this Amendment executed by each party shall have been lodged with the Agent (or, in the case of any Bank as to which an executed counterpart shall not have been so lodged, the Agent shall have received telegraphic, telex or other written confirmation of execution of a counterpart hereof by such Bank), this Amendment shall become effective as of the date hereof and the Agent shall so inform all of the parties hereto.

   8. The Credit Agreement, as amended hereby, shall be binding upon the Borrower, FRI, the Subsidiary




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Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank
and the Swing Line Bank and their respective successors and assigns, and shall inure to the benefit of the Company, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank and their respective successors and assigns.

   9. Except as expressly provided in this Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Credit Agreement shall remain in full force and effect.



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   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                                        FRI-M CORP.


                                        By:       MARTIN M. CASEY
                                           ---------------------------
                                           Name:  Martin M. Casey
                                           Title: President



                                        FAMILY RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



                                        FRI-FRD CORP.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        FRI-DHD CORP.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President




                                        FRI-NA CORP.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President





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                                        FRI-J CORP.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        FRI-MRD CORP.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President




                                        FRI-C CORP.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President




                                        CHI-CHI'S, INC.


                                        By:       MARTIN M. CASEY
                                           ---------------------------
                                           Name:  Martin M. Casey
                                           Title: Vice President



                                        CCMR OF CUMBERLAND, INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Authorized Signatory




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                                        CCMR OF GREENBELT, INC.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President


                                        CCMR OF MARYLAND, INC.



                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        CCMR OF TIMONIUM, INC.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President




                                        CHI-CHI'S OF SOUTH CAROLINA, INC.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President




                                        CHI-CHI'S OF WEST VIRGINIA, INC.


                                        By:       R.T. TREBING, JR.
                                           ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President





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                                        COCO'S RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



                                        FAR WEST CONCEPTS, INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



                                        THE LOBSTER HOUSE


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



                                        jojos RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



                                        jojos CALIFORNIA FAMILY
                                        RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



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                                        EL TORITO RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer


                                        CARROWS RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



                                        CARROWS CALIFORNIA FAMILY RESTAURANTS,
                                        INC.


                                        By:       ROBERT D. GONDA
                                           ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer




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                                        CREDIT LYONNAIS NEW YORK BRANCH
                                        as Agent for the Banks



                                        By:       FREDERICK HADDAD
                                           ----------------------------
                                           Name:  Frederick Haddad
                                           Title: Senior Vice President



                                        CREDIT LYONNAIS NEW YORK BRANCH
                                        as Collateral Agent for the Banks



                                        By:       FREDERICK HADDAD
                                           ----------------------------
                                           Name:  Frederick Haddad
                                           Title: Senior Vice President



                                        CREDIT LYONNAIS NEW YORK BRANCH
                                        Signing as a Bank, as the Issuing Bank
                                        and as the Swing Line Bank

                                        By:       FREDERICK HADDAD
                                           ----------------------------
                                           Name:  Frederick Haddad
                                           Title: Senior Vice President



                                        UNITED STATES NATIONAL BANK OF OREGON



                                        By:
                                           ----------------------------
                                           Name:
                                           Title:



                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION, Los Angeles Agency



                                        By:       TAKASHI SUGITA
                                           ----------------------------
                                           Name:  Takashi Sugita
                                           Title: V.P. & Chief Manager






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